SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 29, 2001


                      Asset Backed Securities Corporation
                        Home Equity Loan Trust 2001-HE1
            Asset Backed Pass-Through Certificates, Series 2001-HE1


                      ASSET BACKED SECURITIES CORPORATION
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            (Exact name of registrant as specified in its charter)

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
            Delaware                  333-44300                            13-3354848
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(State or Other Jurisdiction of      (Commission              (I.R.S. Employer Identification
         Incorporation)              File Number)                             No.)
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                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Description of the Certificates*
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     On March 29, 2001, Asset Backed Securities Corporation (the "Company")
entered into a Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Meritech Mortgage Services, Inc. ("Meritech"), as servicer, Ocwen Federal Bank FSB ("Ocwen"), as servicer, Option One Mortgage Corporation ("Option One"), as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), providing for the issuance of the Company's Asset Backed Pass-Through Certificates, Series 2001-HE1 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.











________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 5, 2001 and the prospectus supplement dated March 22, 2000 of Asset Backed Securities Corporation, relating to its Asset Backed Pass-Through Certificates, Series 2001-HE1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Pooling and Servicing Agreement, dated March 1, 2001, by and among the Company, Meritech, Ocwen, Option One and the Trustee.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASSET BACKED SECURITIES CORPORATION



                                            By: /s/ Greg Richter
                                                Name:    Greg Richter
                                                Title:   Managing Director



Dated:  May 2, 2001

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Exhibit Index


Exhibit                                                                    Page
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99.1 Pooling and Servicing Agreement, dated March 1, 2001, by and among the
     Company, Meritech, Ocwen, Option One and the Trustee.